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                                                                    Exhibit 10.5

                       INCENTIVE STOCK OPTION AGREEMENT
                       --------------------------------

          THIS AGREEMENT made and entered into as of the ______ day of ____________, ____ (the "Grant Date"), by and between Inforte Corp., a Delaware corporation (the "Company"), and __________, an employee of the Company ("Participant").

                                R E C I T A L S
                                ---------------

          WHEREAS, the Company has in effect the Amended and Restated Inforte Corp. 1997 Incentive Compensation Plan (the "Plan"), which permits options to purchase shares of the Company's common stock, $0.001 par value ("Stock"), to be granted to certain employees of the Company.

          WHEREAS, the Company believes it to be in the best interests of the Company and its shareholders for employees to obtain or increase their stock ownership interest in the Company in order that they will have a greater incentive to work for and manage the Company's affairs.

          WHEREAS, the Participant is an employee of the Company or one of its Subsidiaries and has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an option under the Plan.

                               A G R E E M E N T
                               -----------------

          NOW, THEREFORE, in consideration of the promises and of the covenants and agreements herein set forth, the parties hereby mutually covenant and agree as follows:

          1.   Grant. Subject to the terms and conditions of the Plan, a copy of
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which is attached hereto and made a part hereof, and this Agreement, the Company hereby grants to Participant an option to purchase from the Company all or any part of an aggregate number of ______ shares of Stock (hereinafter such shares of Stock are referred to as the "Optioned Shares", and the option to purchase the Optioned Shares is referred to as the "Option"). The Option is intended to qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

          2.   Vesting. The Option shall vest and become exercisable by
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Participant during the period of his continuous employment by the Company with respect to ______ Optioned Shares on ____________, ____ , as to an additional ______ Optioned Shares on ____________, ____ , as to an additional ______ Optioned Shares on ____________, ____, and as to the remaining ______ Optioned Shares on ___________, ____. If the Participant's employment with the Company changes from full-time to part-time status or is interrupted by a leave of absence, the Committee, in its discretion, may delay the vesting of the Option pursuant to this paragraph 2 for such period as it reasonably deems appropriate.
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          3.   Price.  The price to be paid for the Optioned Shares shall be
               -----
_______________ ($___) per share, which represents not less than one hundred percent (100%) of the Fair Market Value of the Optioned Shares on the Grant Date.

          4.   Term; Exercise. Subject to the terms and conditions of the Plan
               --------------
and this Agreement, the Option may be exercised by the Participant while in the employ of the Company, in whole or in part, from time to time with respect to any shares for which the right to exercise shall have accrued pursuant to paragraph 2 hereof, but only during the period beginning on the date of this Agreement and ending on ____________, ____.

          5.   Limit on Incentive Stock Options. To the extent that the
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aggregate fair market value, as determined by the Committee, of the Stock with respect to which Incentive Stock Options are first exercisable by the Participant during any calendar year (under the Plan and all other plans of the Company and its Subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such Option as to the excess shall be treated as a Non-Qualified Stock Option.

          6.   Method of Exercise.
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          (a)  The Option may be exercised only by written notice, delivered or mailed by postpaid registered or certified mail, addressed to the treasurer of the Company at the Company's principal executive offices specifying the number of Optioned Shares being purchased. Such notice shall be accompanied by payment of the entire Option price of the Optioned Shares being purchased: (i) in cash or its equivalent; (ii) with the consent of the Committee, by tendering previously acquired shares of Stock valued at their Fair Market Value at the time of exercise; or (iii) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin all or a portion of the Stock and deliver the sale or margin proceeds directly to the Company to pay the Purchase Price; or
     (iv) with the consent of the Committee, by any combination of the foregoing. For purposes of this paragraph, Fair Market Value shall be determined in the same manner as the Fair Market Value of the Stock on the Grant Date was determined pursuant to paragraph 3 hereof.

          (b) Shares of Stock tendered shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. Upon receipt of the payment of the entire purchase price of the Optioned Shares so purchased, certificates for such Optioned Shares shall be issued to the Participant. The Optioned Shares so purchased shall be fully paid and nonassessable.

          (c) The requirements for incentive stock options under Section 422 of the Code include minimum holding period requirements that require the Stock acquired upon exercise of the Option to be held for at least two years from the date of grant and one year from the date of exercise.

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          7.   Termination of Employment.
               -------------------------

          (a) Except as otherwise provided by the Committee, if the Participant ceases to be an employee of the Company for any reason other than death or disability (as defined below), then the Participant may exercise the Option, to the extent vested and exercisable as of the date of the Participant's termination, for a period of thirty (30) days after such termination of employment, but in no event beyond the expiration date of the Option as specified in paragraph 4 hereof (the "Expiration Date").

          (b) If the Participant ceases to be an employee of the Company by reason of death or disability as defined in Section 22(e)(3) of the Code, then the Participant (or the Participant's beneficiary or estate in the event of the Participant's death) may exercise the Option, to the extent vested and exercisable as of the date of the Participant's death or disability, for a period of six (6) months following the date of death or disability, but in no event beyond the Expiration Date.

          8.   No Rights as a Shareholder. The Participant shall not be deemed
               --------------------------
for any purposes to be a shareholder of the Company with respect to any shares which may be acquired hereunder except to the extent that the Option shall have been exercised with respect thereto and a stock certificate issued therefor.

          9.   Nontransferability; Collateral. The Option shall not be
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transferable by the Participant otherwise than by will or the laws of descent and distribution, and may be exercised during the life of the Participant only by the Participant. The Option may not be assigned, mortgaged or pledged as any type of security or collateral.

          10.  Restrictions on Transfers of Stock. The Participant agrees for
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himself and his heirs, legatees and legal representatives, with respect to all shares of Stock acquired pursuant to the terms and conditions of this Agreement (or any shares of Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that he and his heirs, legatees and legal representatives will not sell or otherwise dispose of such shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or except in a transaction which, in the opinion of counsel for the Company, is exempt from registration under the Act.

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          11.  Adjustments. If the Company shall at any time change the number
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of shares of its Stock without new consideration to the Company (such as by stock dividend, stock split or similar transaction), the total number of shares then remaining subject to purchase hereunder shall be changed in proportion to the change in issued shares, and the Option price per share shall be adjusted so that the total consideration payable to the Company upon the purchase of all shares not theretofore purchased shall not be changed. In the event there shall be any change, other than as specified above, in the number or kind of outstanding shares of Stock or of any stock or other securities into which such Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall in its sole discretion determine that such change equitably requires an adjustment in the number or kind of shares subject to the Option, such adjustment shall be made by the Committee. The Option price for each share of Stock or other securities substituted or adjusted as provided in this paragraph shall be determined by dividing the Option price for each share prior to such substitution or adjustment by the number of shares or the fraction of a share substituted for such share or to which such share shall have been adjusted. No adjustment or substitution provided for in this paragraph shall require the Company to sell a fractional share.

          12.  Acquisition. If during the term of this Option the Stock of the
               -----------
Company shall be changed into another kind of stock or into securities of another corporation, cash or other property, or any combination thereof (the "Acquisition Consideration"), whether as a result of a sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation, the Company shall cause adequate provision to be made whereby the Participant shall thereafter be entitled to receive in lieu of shares of Stock upon the exercise of the Option, the Acquisition Consideration the Participant would have been entitled to receive for Stock acquired through the exercise of the Option or portion thereof immediately prior to the date of such transaction.

          13.  Powers of Company Not Affected. The existence of the Option
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herein granted shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting the Stock or the rights thereof, or dissolution or liquidation of the Company, or

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any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

          14.  Interpretation. As a condition of the granting of the Option, the
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Participant agrees for himself and his legal representatives, that any dispute or disagreement which may arise under or as a result of or pursuant to this Agreement shall be determined by the Committee in its sole discretion, and any interpretation by the Committee of the terms of this Agreement shall be final, binding and conclusive.

          15.  Amendment or Modification. No term or provision of this Agreement
               -------------------------
may be amended, modified or supplemented orally, but only by an instrument in writing signed by the party against whom or which the enforcement of the amendment, modification or supplement is sought.

          16.  Governing Law. This Agreement shall be governed by the internal
               -------------
laws of the State of Delaware as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

          17.  Terms of Plan Govern. All parties acknowledge that this option is
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granted under and pursuant to the Plan, which shall govern all rights, interests, obligations and undertakings of both the Company and the Participant. All capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Plan.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officers and its corporate seal hereunto affixed, and the Participant has hereunto affixed his hand the day and year first above written.

                                 INFORTE CORP.
                                 (the "Company")


                                 By: ___________________________________
                                     Its:  Chief Financial Officer



                                 PARTICIPANT:


                                  ______________________________________

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